                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that he is a vice president and controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of June 1, 1994 94-3 between the Company and First Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from June 1, 1994 to June 30, 1994 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12 day of July, 1994.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Robley D. Evans
                                  -----------------------------
                                   Robley D. Evans
                                   Vice President and Controller

                        GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.60%, 7.45%, 7.80%,
                                  8.05%, 8.40%
                    PASS-THROUGH CERTIFICATES, SERIES 1994-3
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                 MONTHLY REPORT
                                   June, 1994

                             CUSIP#'S  393505-CJ9, CK6, CL4, CM2, CN0
                             TRUST ACCOUNT #3331944-0
                             REMITTANCE DATE: 7/15/94

                                                 Total $       Per $1,000
                                                 Amount         Original
                                              -------------   -------------
Class A Certificates
- - --------------------

(1)  Amount available (including Monthly
     Servicing Fee)                           $4,081,511.56

A.   Interest
     (2)  Aggregate Interest
          a. Class A-1 Interest                  562,466.67      9.53333339
          b. Class A-2 Interest                  333,594.44     10.76111097
          c. Class A-3 Interest                  225,333.33     11.26666650
          d. Class A-4 Interest                  313,950.00     11.62777778
          e. Class A-5 Remittance Rate
              (8.40%, unless Weighted Average
               Contract Rate is below 8.40%)          8.40%
          f. Class A-5 Interest                  465,119.20     12.13333333

     (3)  Amount applied to:
          a. Unpaid Class A Interest
             Shortfall                                  .00             .00

     (4)  Remaining:
          a. Unpaid Class A Interest
             Shortfall                                  .00             .00

B.   Principal
     (5)  Formula Principal Distribution
          Amount                               1,914,765.55             N/A
          a. Scheduled Principal                 476,945.22             N/A
          b. Principal Prepayments             1,437,820.33             N/A
          c. Liquidated Contracts                       .00             N/A
          d. Repurchases                                .00             N/A

     (6)  Pool Scheduled Principal
            Balance                          195,089,995.45    990.28061281
    (6a)  Pool Factor                             .99028061

     (7)  Unpaid Class A Principal Shortfall
          (if any) following prior Remittance
          date                                          .00

     (8)  Class A Percentage for such Remittance
          Date (Until Class B Cross-Over Date,
          and on each Remittance Date thereafter
          unless each Class B Principal
          Distribution Test is satisfied, equals
          Class A Principal Balance divided by
          pool Scheduled Principal Balance)          89.00%

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.60%, 7.45%, 7.80%,
                                  8.05%, 8.40%
                    PASS-THROUGH CERTIFICATES, SERIES 1994-3
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                 MONTHLY REPORT
                                   June, 1994

                           CUSIP#'S 393505-CJ9, CK6, CL4, CM2, CN0
                           TRUST ACCOUNT #3331944-0
                           REMITTANCE DATE: 7/15/94

                                              Total $     Per $1,000
                                               Amount      Original
                                           ------------   ------------
  (9) Class A Percentage for the following
      Remittance Date                             88.89%

 (10) Class A Principal Distribution:
      a. Class A-1                          1,914,765.55   32.45365339
      b. Class A-2                                   .00           .00
      c. Class A-3                                   .00           .00
      d. Class A-4                                   .00           .00
      e. Class A-5                                   .00           .00

 (11) Class A-1 Principal Balance          57,085,234.45  967.54634661
(11a) Class A-1 Pool Factor                    .96754635

 (12) Class A-2 Principal Balance          31,000,000.00  1000.0000000
(12a) Class A-2 Pool Factor                   1.00000000

 (13) Class A-3 Principal Balance          20,000,000.00  1000.0000000
(13a) Class A-3 Pool Factor                   1.00000000

 (14) Class A-4 Principal Balance          27,000,000.00  1000.0000000
(14a) Class A-4 Pool Factor                   1.00000000

 (15) Class A-5 Principal Balance          38,334,000.00  1000.0000000
(15a) Class A-5 Pool Factor                   1.00000000
 (16) Unpaid Class A Principal Shortfall
      (if any) following current Remittance
      Date                                           .00

C. Aggregate Scheduled Balances and Number of Delinquent
   Contracts as of Determination Date

 (17) 31-59 days                              265,338.76            11

 (18) 60 days or more                               0.00             0

 (19) Current Month Repossessions                   0.00             0

 (20) Repossession Inventory                        0.00             0

                        GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.60%, 7.45%, 7.80%,
                                  8.05%, 8.40%
                    PASS-THROUGH CERTIFICATES, SERIES 1994-3
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                 MONTHLY REPORT
                                   June, 1994

                       CUSIP#'S  393505-CJ9, CK6, CL4, CM2, CN0
                       TRUST ACCOUNT #3331944-0
                       REMITTANCE DATE: 7/15/94

Class B Principal Distribution Tests (test must be satisfied on and after the Remittance Date occurring in July 2000)

(21) Average Sixty-Day Delinquency Ratio Test

    (a) Sixty-Day Delinquency Ratio for current
        Remittance Date                                             .0%

    (b) Average Sixty-Day Delinquency Ratio (arithmetic
        average of ratios for this month and two preceding
        months; may not exceed 4%)                                  .0%

(22) Average Thirty-Day Delinquency Ratio Test

    (a) Thirty-Day Delinquency Ratio for current
        Remittance Date                                            .14%

    (b) Average Thirty-Day Delinquency Ratio (arithmetic
        average of ratios for this month and two preceding
        months; may not exceed 6%)                                 .14%

(23) Cumulative Realized Losses Test

    (a) Cumulative Realized Losses for the current Remittance
        Date (as a percentage of Cut-off Date Pool Principal
        Balance; may not exceed 7% from July 1, 1999 to
        June 30, 2000, 9% from July 1, 2000 to
        June 30, 2001 and 10% thereafter)                            0

(24) Current Realized Losses Test

    (a) Current Realized Losses for current Remittance
        Date                                                         0

    (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
        may not exceed 2.50%)                                        0

(25) Class B Principal Balance Test

    (a) Class B Principal Balance (before any distributions
        on current Remittance Date) divided by pool Scheduled
        Principal Balance for prior Remittance date (must
        equal or exceed 22%) and the Class B Principal Balance
        as of such Remittance Date is greater than or equal
        to $3,940,095.22                                         11.00%

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.30%, 8.65%
                    PASS-THROUGH CERTIFICATES, SERIES 1994-3
                           CLASS B and C CERTIFICATES
                                 MONTHLY REPORT
                                   June, 1994

                                   CUSIP#'S 393505CP5, CQ3
                                   REMITTANCE DATE: 7/15/94

                                                     Total $      Per $1,000
                                                      Amount       Original
                                                   ------------  ------------
CLASS B1 CERTIFICATES
- - ---------------------

  (1)  Amount Available less the Class A
       Distribution Amount (including Monthly
       Servicing Fee)                                266,282.37

  (2)  Class B-1 Remittance Rate (8.30% unless
       Weighted Average Contract Rate is
       below 8.30%)                                       8.30%

  (3)  Aggregate Class B1 Interest                   106,281.50   11.98888889

  (4)  Amount applied to Unpaid Class
       BI Interest Shortfall                                .00           .00

  (5)  Remaining unpaid Class B1
       Interest Shortfall                                   .00           .00

  (6)  Unpaid Class B1 Principal Shortfall
       (if any) following prior Remittance Date             .00

  (7)  Class B Percentage for such Remittance Date
       (until Class B Cross-over Date, and on each
       Remittance Date thereafter unless each Class
       B Principal Distribution Test is satisfied,
       equals zero.  Thereafter, if each Class B
       Principal Distribution Test is satisfied,
       equals 100% minus Class A Percentage)                .00

 (7a)  Class B Percentage for the following
       Remittance Date                                      .00

  (8)  Class B1 Principal (Class B Percentage of
       Formula Principal Distribution Amount)               .00

 (9a)  Class B1 Principal Shortfall                         .00

 (9b)  Unpaid Class B1 Principal Shortfall                  .00

 (10)  Class Principal Balance                    21,670,761.00

 (11)  Class B1 Principal Balance                  8,865,000.00

                        GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.30%, 8.65%
                    PASS-THROUGH CERTIFICATES, SERIES 1994-3
                           CLASS B and C CERTIFICATES
                                 MONTHLY REPORT
                                   June, 1994
                                     Page 2

                                   CUSIP#'S 393505CP5, CQ3
                                   REMITTANCE DATE: 7/15/94

Class B2 and C Certificates
- - ---------------------------
(12)  Remaining Amount Available               160,000.87

(13)  Class B-2 Remittance Rate (8.65%
      unless Weighted Average Contract
      Rate is less than 8.65%)                      8.65%

(14)  Aggregate Class B2 Interest              160,000.87    12.49444449

(15)  Amount applied to Unpaid Class
      B2 Interest Shortfall                           .00            .00

(16)  Remaining Unpaid Class B2
      Interest Shortfall                              .00            .00

(17)  Unpaid Class B2 Principal Shortfall
      (if any) following prior Remittance Date        .00

(18)  Class B2 Principal Liquidation Loss Amount      .00

(19)  Class B2 Principal (zero until Class B1
      paid down; thereafter, Class B Percentage
      of Formula Principal Distribution Amount)       .00

(20)  Guarantee Payment                               .00

(21)  Class B2 Principal Balance            12,805,761.00

(22)  Monthly Servicing Fee (Deducted from
      Certificate Account balance to arrive
      at Amount Available if the Company is
      not the Servicer; deducted from funds
      remaining after payment of Class A
      Distribution Amount and Class B1 and B2
      Distribution Amount; if the Company
      is the Servicer)                                .00

(24)  Class C Residual Payment                        .00

(26)  Repossessed Contracts                           .00

(27)  Repossessed Contracts Remaining in Inventory    .00

(28)  Weighted Average Contract Rate             10.66943